Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of West Coast Community Bancorp (“the Company”) for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Krista Snelling, Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 10, 2026

	By:	/s/ Krista Snelling
Krista Snelling
Chairman and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to West Coast Community Bancorp and will be retained by West Coast Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.